CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECURITIES AND EXCHANGE ACT RULE 13A-14(A)/15D-14(A), AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

CERTIFICATE OF CHIEF EXECUTIVE OFFICER

CORIX BIOSCIENCE, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Corix Bioscience, Inc., f/k/a American Housing Income Trust, Inc. on Form 10-Q for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Ogburn, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(3)       A signed original of this written statement required by Section 906 has been provided to the Secretary for Corix Bioscience, Inc., f/k/a American Housing Income Trust, Inc., and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 18, 2017

By: /s/ Michael Ogburn

Michael Ogburn

Chief Executive Officer

(Principal Executive Officer)

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